UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 22, 2025
(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

001-36613
(Commission File Number)

34-1585111
(I.R.S. Employer Identification Number)

15985 East High Street
Middlefield, Ohio 44062
(Address of principal executive offices, including zip code)

(440) 632-1666
(Registrant’s telephone number, including area code)

(not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	NASDAQ Capital Market

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 22, 2025, Middlefield Banc Corp. (the “Company”) and Farmers National Banc Corp., an Ohio corporation and bank holding company (“Farmers”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company will merge with and into Farmers (the “Merger”), with Farmers as the surviving entity in the Merger. Promptly following the consummation of the Merger, it is expected that The Middlefield Banking Company, the banking subsidiary of the Company (“Middlefield Bank”) will merge with and into The Farmers National Bank of Canfield, the national banking subsidiary of Farmers (“Farmers Bank”) (the “Bank Merger”). Farmers Bank will be the surviving bank in the Bank Merger (the “Surviving Bank”). A copy of the Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each common share, without par value, of the Company (“Company Common Shares”) issued and outstanding immediately prior to the Effective Time (except for certain Company Common Shares held directly by the Company or Farmers) will be converted into the right to receive 2.60 common shares, without par value, of Farmers (“Farmers Common Shares”) (the “Exchange Ratio”, and sometimes referred to as, the “Merger Consideration”). No fractional Farmers Common Shares will be issued in the Merger, and the Company’s shareholders will be entitled to receive cash in lieu of such fractional Farmers Common Shares.

At the Effective Time, each then-outstanding award of restricted stock units with respect to shares of Company Common Shares (“Company Restricted Share Award”) will be deemed fully earned and vested (and with respect to any Company Restricted Share Award subject to performance-based vesting conditions, with performance goals deemed achieved based on the maximum performance level) and converted into the right to receive a number of Farmers Common Shares equal to the product of (i) the number of Company Common Shares subject to such Company Restricted Share Award immediately prior to the Effective Time, net of any Company Common Shares redeemed as payment for withholding taxes, multiplied by (ii) the Exchange Ratio.

In addition, the Merger Agreement provides that Farmers shall take such action necessary to, effective immediately following the Effective Time, increase the number of directors of Farmers’ board of directors by two and appoint two persons who serve as a director of the Company immediately prior to the Effective Time to Farmers’ board of directors, with (a) one person appointed as a Class II director of Farmers with a term expiring at the 2027 annual meeting of Farmers’ shareholders, and (b) one person appointed as a Class III director of Farmers with a term expiring at the 2028 annual meeting of Farmers’ shareholders.

The Merger Agreement contains customary (a) representations and warranties of the Company and Farmers, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements and compliance with applicable laws, (b) covenants of the Company and Farmers to conduct their respective businesses in the ordinary course until the Effective Time and (c) covenants of the Company and Farmers not to take certain actions prior to the Effective Time. The  Company also has agreed that neither it nor its representatives will (i) solicit proposals relating to alternative business combination transactions or, (ii) subject to certain exceptions, enter into discussions concerning, or furnish information in connection with, any proposals for alternative business combination transactions, or approve, endorse or recommend, or take other actions relating to, an alternative business combination transaction.

Consummation of the Merger is subject to certain conditions, including, among others: (a) the approval of the Merger by the shareholders of the Company; (b) the approval of the Merger by the shareholders of Farmers; (c) the approval for listing on The NASDAQ Stock Market, subject to official notice of issuance, of the Farmers Common Shares to be issued in the Merger; (d) the effectiveness of the Registration Statement on Form S-4 (the “S-4”) to be filed by Farmers with the Securities and Exchange Commission (the “SEC”) to register the Farmers Common Shares to be issued to the shareholders of the Company in the Merger; (e) the absence of any injunctions or other legal restraints preventing or rendering illegal the transactions contemplated by the Merger Agreement; (f) the receipt of regulatory and other governmental approvals required to consummate the Merger and the Bank Merger and the expiration of applicable waiting periods; (g) the accuracy of specified representations and warranties of each party; and (h) the receipt by each party of an opinion from its legal counsel to the effect that the Merger will qualify as a “reorganization” for U.S. federal income tax purposes. Subject to these conditions and the other conditions set forth in the Merger Agreement, the Merger is expected to close in the first quarter of 2026. Farmers has agreed to use its commercially reasonable efforts to file the Form S-4 with the SEC within 45 days of the date of the Merger Agreement.

The Merger Agreement contains certain termination rights for each of the Company and Farmers, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: (a) the mutual written consent of the Company and Farmers authorized by the boards of directors of the Company and Farmers; (b) a final, non-appealable denial of required regulatory approvals or an application for such regulatory approval has been permanently withdrawn at the request of a regulatory agency whose approval is required for the consummation of the Merger; (c) the Merger has not been completed on or before December 31, 2026, (d) a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; (e) the failure of the board of directors of the Company to recommend the Merger to its shareholders or a change in the recommendation by the board of directors of the Company; (f) a material breach of certain of Farmers’ covenants; (g) the recommendation by the board of directors of the Company to the Company’s shareholders to tender (or the failure to recommend rejection of a tender or exchange offer) Company Common Shares in certain tender or exchange offers; or (h) the failure of the shareholders of either party to approve the Merger by the requisite vote.  If the Merger Agreement is terminated under certain other conditions, the Company has agreed to pay to Farmers a termination fee of $12,000,000.00.

The Company also has the right to terminate the Merger Agreement if both of the following conditions are satisfied: (i) the average closing price (“Average Closing Price”) of Farmers’ common stock for the 20 consecutive trading days ending on the tenth calendar day immediately prior to the Effective Time of the Merger (“Determination Date”) is less than 80% of the starting price, as defined, and (ii) the ratio of the starting price of Farmers’ common stock to the Average Closing Price is less than 80% of the ratio of the Nasdaq Bank Index on October 21, 2025 compared to the Nasdaq Bank Index on the Determination Date, unless Farmers elects to make an adjustment to the Exchange Ratio.

In connection with the execution of the Merger Agreement, (a) the directors of the Company who beneficially own Company Common Shares have entered into substantially identical voting agreements with Farmers and (b) the directors of Farmers have entered into substantially identical voting agreements with the Company, both pursuant to which such respective directors have agreed, among other things, to vote their respective Company Common Shares or Farmers Common Shares, as applicable, in favor of (i) the approval and adoption of the Merger Agreement and the transactions contemplated thereby and (ii) any proposal to adjourn or postpone the applicable shareholder meeting if there are insufficient votes to approve the Merger Agreement.  The voting agreements generally prohibit the sale or transfer of the shares held by each such director during the term of such voting agreement. The Support Agreements automatically terminate upon the earlier of (i) the Effective Time, (ii) approval of the Merger Agreement by the Company’s shareholders, (iii) mutual agreement of the parties to terminate such voting agreement, (iv) the termination of the Merger Agreement.  The forms of voting agreements are included as Exhibit B and Exhibit C to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the Company, Farmers, or their respective subsidiaries and affiliates. The covenants, representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and, in the case of representations and warranties, as of specific dates, may be subject to a contractual standard of materiality different from what a shareholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by or subject to certain disclosures and exceptions not reflected in the Merger Agreement and generally were for the benefit of the parties to the Merger Agreement. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Farmers, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Famers.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are not statements of historical fact, but rather statements based on the Company’s current expectations, beliefs and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, its intended results and future performance, the economy and other future conditions. Forward-looking statements are preceded by terms such as “will,” “would,” “should,” “could,” “may,” “expect,” “estimate,” “believe,” “anticipate,” “intend,” “plan” “project,” or variations of these words, or similar expressions.

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Numerous uncertainties, risks, and changes could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, risks that the proposed merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and Farmers operate; uncertainties regarding the ability of Farmers to promptly and effectively integrate the Company with its businesses in accordance with expectations; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and contractual counterparties; and risks relating to the diversion of management time on merger-related issues; and other factors disclosed periodically in the Company’s filings with the SEC.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or Farmers or on the Company or Farmer’s behalf. The Company and Farmers disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Additional factors which could affect future results of the Company can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at https://www.sec.gov.

Information about the Merger and Where to Find It

In connection with the proposed Merger, Farmers expects to file a registration statement on Form S-4 with the SEC to register the shares of Farmers’ common stock that will be issued to the Company’s shareholders in connection with the Merger (the “Registration Statement”). The Registration Statement will include a joint proxy statement of the Company and Farmers that also constitutes a prospectus of Farmers.  When available, the definitive joint proxy statement will be sent to the shareholders of Farmers and the Company seeking their approval of the proposed Merger.  This communication is not a substitute for the joint proxy statement/prospectus or Registration Statement or for any other document that the Company or Farmers may file with the SEC and send to the Company’s shareholders in connection with the proposed merger transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER TRANSACTION WHEN IT BECOMES AVAILABLE ANDANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of the Registration Statement on Form S-4 (when available) and other documents containing information about the Company, Farmers, and the proposed merger transaction filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.middlefieldbank.bank or may be obtained from the Company by written request to Middlefield Banc Corp., 15985 East High Street, Middlefield, Ohio 44062, Attention: Investor Relations.  Copies of the documents filed with the SEC by Farmers will be available free of charge on Farmers’ website at https://www.farmersbankgroup.com or may be obtained from Farmers by written request to Farmers National Banc Corp., 20 South Broad Street, Canfield, Ohio 44406, Attention: Investor Relations.

Participants in the Solicitation

The respective directors and executive officers of the Company and Farmers and other persons may be deemed to be participants in the solicitation of proxies from Farmers shareholders and Company shareholders with respect to the Merger. Information regarding the directors and executive officers of the Company is available in its proxy statement filed with the SEC on April 4, 2025. Information regarding the directors and executive officers of Farmers, is set forth in the proxy statement for Farmers’ 2025 annual meeting of shareholders, as filed with the SEC on March 18, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the joint proxy statement/prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are furnished to this Current Report on Form 8-K:

(d)	Exhibits.

2.1*	Agreement and Plan of Merger by and between Farmers National Banc Corp. and Middlefield Banc Corp., dated as of October 22, 2025

104	Cover Page Interactive File (embedded within the Inline XBRL document)

*     Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: October 27, 2025	/s/ Ronald L. Zimmerly, Jr
President and Chief Executive Officer